AXA PREMIER VIP TRUST – MULTIMANAGER SMALL CAP VALUE PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010 of the Multimanager Small Cap Value Portfolio of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a sub-adviser addition to the Multimanager Small Cap Value Portfolio (“Portfolio”).

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus as supplemented May 1, 2010, June 7, 2010, July 20, 2010, July 28, 2010, August 1, 2010, August 13, 2010, September 20, 2010 and December 31, 2010 and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented August 1, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at
www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective January 14, 2011, Horizon Asset Management, Inc. will be added as an additional sub-adviser to the Portfolio. The new sub-adviser expects to realign its Active Allocated Portion of the Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

Effective January 14, 2011, the following information is added to the section entitled “Who Manages the Portfolio” of the Summary Prospectus:

Sub-Adviser: Horizon Asset Management, Inc.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Murray Stahl	Chairman and Chief Investment Officer	January 2011